UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2022 (January 12, 2022)

KKR Real Estate Finance Trust Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38082	47-2009094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards, Suite 7500, New York, New York 10001
(Address of Principal Executive Offices) (Zip Code)

(212) 750-8300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KREF	New York Stock Exchange
6.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	KREF PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On January 12, 2022, KKR Real Estate Finance Trust Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) to the Company’s charter with the State Department of Assessments and Taxation of the State of Maryland, which classified and designated an additional 6,260,000 shares of the Company’s 6.50% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), resulting in a total of 13,160,000 shares classified as Series A Preferred Stock. A summary of the material terms of the Series A Preferred Stock is set forth under the caption “Description of Series A Preferred Stock” in the Company’s prospectus supplements, dated January 6, 2022 and January 11, 2022, each of which forms a part of the Company’s registration statement on Form S-3 (Registration No. 333-261854), and is hereby incorporated by reference into this Item 3.03.

The Articles Supplementary are filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this report is hereby incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On January 13, 2022, the Company issued 6,210,000 shares of Series A Preferred Stock and received net proceeds (after underwriting discounts and before expenses) of $151,166,925. The Company plans to use the net proceeds from the sale of the shares of the Series A Preferred Stock, after deducting commissions and offering expenses payable by the Company, to acquire its target assets in a manner consistent with its investment strategies and investment guidelines described in its Annual Report on Form 10-K for the year ended December 31, 2020 and for general corporate purposes. The offering was a re-opening of the Company’s previous issuance of Series A Preferred Stock. The additional shares of Series A Preferred Stock sold in the offering form a single series, and are fully fungible, with the other outstanding shares of Series A Preferred Stock.

A copy of the opinion of Venable LLP, counsel to the Company, relating to the legality of the shares of Series A Preferred Stock issued on January 13, 2022 is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
3.1	Articles Supplementary, designating additional shares of the Company’s 6.50% Series A Cumulative Redeemable Preferred Stock.
5.1	Opinion of Venable LLP.
23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

	By:	/s/ Vincent Napolitano
		Name:	Vincent Napolitano
		Title:	General Counsel and Secretary

Date: January 13, 2022